SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Alternative Asset Allocation VIP
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The following waivers are currently in effect:
Deutsche Alternative Asset Allocation VIP:
For Deutsche Alternative Asset Allocation VIP, the Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (underlying funds) fees and expenses) at a ratio no higher than 0.23% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period July 17, 2017 through September 30, 2018 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are estimated for the current fiscal year based on expected acquired fund allocations, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
For Deutsche Alternative Asset Allocation VIP, the Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (underlying funds) fees and expenses) at a ratio no higher than 0.53% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period July 17, 2017 through September 30, 2018 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.15% for Class B shares. The agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are estimated for the current fiscal year based on expected acquired fund allocations, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
For Deutsche Alternative Asset Allocation VIP, the Advisor has voluntarily agreed to waive 0.15% of its management fee. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
Please Retain This Supplement for Future Reference
July 20, 2017
SAISTKR-368